4Q | 2015

Supplemental Information

FURNISHED AS OF FEBRUARY 16, 2016 (UNAUDITED)

Table of Contents

3	Corporate Information

5	Historical Reconciliation of FFO

6	Statements of Income Information

7	Balance Sheet Information

8	Debt Metrics

9	Investment Activity

10	Portfolio by Market and Building Size

11	Square Feet by Provider, Rank and Location

12	Lease Maturity and Tenant Size

13	Occupancy Information

14	Same Store Properties

15	Reconciliation of NOI

16	Same Store Leasing Statistics

17	Components of Net Asset Value

18	Components of Expected 2016 FFO

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.
Forward looking statements and risk factors:
This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” “annualized,” “expect,” “expected,” “future cash or NOI,” “deferred revenue,” “rent increases,” “range of expectations,” “components of expected 2016 FFO,” and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2015 and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HEALTHCARE REALTY I 2	4Q I 2015 SUPPLEMENTAL INFORMATION

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. The Company had investments of approximately $3.3 billion in 198 real estate properties as of December 31, 2015. The Company’s 198 owned real estate properties are located in 30 states and total approximately 14.3 million square feet. The Company provided leasing and property management services to approximately 9.8 million square feet nationwide.

Corporate Headquarters

Healthcare Realty Trust Incorporated
West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone: 615.269.8175
Fax: 615.269.8461
E-mail: communications@healthcarerealty.com
Website: www.healthcarerealty.com

Executive Officers

David R. Emery	Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr.	Executive Vice President and General Counsel
J. Christopher Douglas	Executive Vice President and Chief Financial Officer (effective March 1, 2016)
Scott W. Holmes	Executive Vice President and Chief Financial Officer (effective through February 29, 2016)
Todd J. Meredith	Executive Vice President - Investments
B. Douglas Whitman, II	Executive Vice President - Corporate Finance

Board of Directors

David R. Emery	Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Nancy H. Agee	President and Chief Executive Officer, Carilion Clinic
Errol L. Biggs, Ph.D.	Director, Graduate Programs in Health Administration, University of Colorado (1)
C. Raymond Fernandez, M.D.	Retired Chief Executive Officer, Piedmont Clinic
Peter F. Lyle	Vice President of Health Systems and Medical Group Consulting, Medical Management Associates, Inc.
Edwin B. Morris III	Managing Director, Morris & Morse Company, Inc.
J. Knox Singleton	President and Chief Executive Officer, Inova Health System
Bruce D. Sullivan	Retired Audit Partner, Ernst & Young LLP
Christann M. Vasquez	President, Dell Seton Medical Center at University of Texas
Roger O. West	Retired General Counsel, Healthcare Realty Trust Incorporated (1)
Dan S. Wilford	Retired President and Chief Executive Officer, Memorial Hermann Healthcare System

(1)	Retired from the Board of Directors effective February 16, 2016

HEALTHCARE REALTY I 3	4Q I 2015 SUPPLEMENTAL INFORMATION

Corporate Information

Professional Services

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BDO USA, LLP
414 Union Street, Suite 1800, Nashville, Tennessee 37219
TRANSFER AGENT
Wells Fargo N.A., Shareowner Services
1110 Centre Pointe Curve, Suite 101, Mendota Heights, Minnesota 55120-4100

Stock Exchange, Symbol and CUSIP Number

SECURITY DESCRIPTION	STOCK EXCHANGE	SYMBOL	CUSIP NUMBER
Common Stock	NYSE	HR	421946104
Senior Notes due 2021	OTC	HR	421946AG9
Senior Notes due 2023	OTC	HR	421946AH7
Senior Notes due 2025	OTC	HR	421946AJ3

Dividend Reinvestment Plan

Through the Company’s transfer agent, Wells Fargo, named stockholders of record can re-invest dividends in shares at a 5% discount and may also purchase up to $60,000 of HR common stock per calendar year without a service or sales charge. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, Minnesota 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

Direct Deposit of Dividends

Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, Minnesota 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

Dividends Declared

On February 2, 2016, the Company declared a dividend of $0.30 per share, payable on February 29, 2016, to stockholders of record on February 18, 2016.

Analyst Coverage

Cowen and Company, LLC	KeyBanc Capital Markets Inc.

Goldman, Sachs & Co.	Mizuho Securities USA Inc.

Green Street Advisors, Inc.	RBC Capital Markets, LLC

J.J.B. Hilliard W.L. Lyons, LLC	Stifel, Nicolaus & Company, Inc.

J.P. Morgan Securities LLC	SunTrust Robinson Humphrey, Inc.

JMP Securities LLC	Wells Fargo Securities, LLC

Morgan Stanley

HEALTHCARE REALTY I 4	4Q I 2015 SUPPLEMENTAL INFORMATION

Historical Reconciliation of FFO (1) (2)
(amounts in thousands, except for share data)

	2015				2014
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Net Income Attributable to Common Stockholders	$18,658	$27,480	$17,916	$5,382	$18,073	$3,991	$5,971	$3,852
Gain on sales of real estate properties	(9,138)	(16,486)	(41,549)	—	(9,280)	—	(3)	—
Impairments of real estate assets	687	310	—	3,328	995	4,505	3,105	3,425
Leasing commission amortization (3)	886	879	846	838	810	753	705	732
Real estate depreciation and amortization	29,021	28,438	28,542	28,532	27,897	27,697	27,017	26,248
Total adjustments	21,456	13,141	(12,161)	32,698	20,422	32,955	30,824	30,405
Funds from Operations Attributable to Common Stockholders	$40,114	$40,621	$5,755	$38,080	$38,495	$36,946	$36,795	$34,257
Acquisition costs	1,068	121	167	38	471	188	49	—
Loss on extinguishment of debt	—	—	27,998	—	—	—	—	—
Pension termination	—	—	5,260	—	—	—	—	—
Impairment of internally-developed software	—	—	654	—	—	—	—	—
Severance expense	—	—	—	141	—	—	—	—
Security deposit recognized upon sale	—	—	—	—	(407)	—	—	—
Reversal of restricted stock amortization upon director / officer resignation	(40)	—	—	—	(115)	(445)	—	—
Refund of prior year overpayment of certain operating expenses	—	—	—	—	—	—	(1,919)	—
Normalized Funds from Operations Attributable to Common Stockholders	$41,142	$40,742	$39,834	$38,259	$38,444	$36,689	$34,925	$34,257
Funds from Operations per Common Share—Diluted	$0.40	$0.41	$0.06	$0.38	$0.39	$0.38	$0.38	$0.36
Normalized Funds from Operations Per Common Share—Diluted	$0.41	$0.41	$0.40	$0.39	$0.39	$0.38	$0.36	$0.36
FFO Weighted Average Common Shares Outstanding	100,474	99,997	99,945	99,137	98,086	97,329	95,798	95,585

(1)
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization (including amortization of leasing commissions), and after adjustments for unconsolidated partnerships and joint ventures.”

(2)
FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

(3)
In the third quarter of 2015, the Company began including an add-back for leasing commission amortization in order to provide a better basis for comparing its results of operations with those of others in the industry, consistent with the NAREIT definition of FFO. All periods presented have been adjusted.

HEALTHCARE REALTY I 5	4Q I 2015 SUPPLEMENTAL INFORMATION

Statements of Income Information
(dollars in thousands)

	2015				2014
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Revenues
Rental income	$97,466	$95,383	$95,450	$95,034	$93,648	$92,095	$89,279	$86,502
Mortgage interest	—	29	31	31	32	44	969	2,621
Other operating	1,116	1,313	1,227	1,391	1,320	1,474	1,423	1,448
	98,582	96,725	96,708	96,456	95,000	93,613	91,671	90,571
Expenses
Property operating	36,758	35,247	33,927	34,263	33,386	34,204	33,635	32,831
General and administrative	7,216	6,258	6,713	6,738	5,990	5,185	5,661	5,972
Depreciation	27,019	26,571	26,552	26,387	25,881	25,345	24,491	23,667
Amortization	2,556	2,386	2,474	2,667	2,630	2,656	2,775	2,759
Bad debts, net of recoveries	9	(21)	27	(207)	(92)	3	73	47
	73,558	70,441	69,693	69,848	67,795	67,393	66,635	65,276
Other Income (Expense)
Gain on sales of real estate properties	9,138	5,915	41,549	—	—	—	—	—
Interest expense	(14,885)	(15,113)	(17,213)	(18,322)	(18,237)	(18,192)	(18,066)	(17,918)
Loss on extinguishment of debt	—	—	(27,998)	—	—	—	—	—
Pension termination	—	—	(5,260)	—	—	—	—	—
Impairment of real estate assets	(1)	(310)	—	(3,328)	—	—	—	—
Impairment of internally-developed software	—	—	(654)	—	—	—	—	—
Interest and other income, net	78	72	147	91	91	409	2,035	100
	(5,670)	(9,436)	(9,429)	(21,559)	(18,146)	(17,783)	(16,031)	(17,818)

Income From Continuing Operations	19,354	16,848	17,586	5,049	9,059	8,437	9,005	7,477

Discontinued Operations
Income (loss) from discontinued operations	(10)	61	330	333	729	221	108	(89)
Impairments of real estate assets	(686)	—	—	—	(995)	(4,505)	(3,105)	(3,425)
Gain on sales of real estate properties	—	10,571	—	—	9,280	—	3	—
Income (Loss) From Discontinued Operations	(696)	10,632	330	333	9,014	(4,284)	(2,994)	(3,514)

Net Income	18,658	27,480	17,916	5,382	18,073	4,153	6,011	3,963
Less: Net income attributable to noncontrolling interests	—	—	—	—	—	(162)	(40)	(111)
Net Income Attributable To Common Stockholders	$18,658	$27,480	$17,916	$5,382	$18,073	$3,991	$5,971	$3,852

HEALTHCARE REALTY I 6	4Q I 2015 SUPPLEMENTAL INFORMATION

Balance Sheet Information (1)
(dollars in thousands, except per share data)

ASSETS

	2015				2014
Real estate properties:	Q4	Q3	Q2	Q1	Q4
Land	$198,585	$186,108	$186,231	$187,951	$183,060
Buildings, improvements and lease intangibles	3,135,893	3,042,367	3,033,213	3,077,828	3,048,251
Personal property	9,954	9,833	9,970	10,014	9,914
Construction in progress	19,024	15,455	8,284	—	—
Land held for development	17,452	17,475	16,952	21,376	17,054
Total real estate properties	3,380,908	3,271,238	3,254,650	3,297,169	3,258,279
Less accumulated depreciation and amortization	(761,926)	(737,398)	(730,125)	(723,393)	(700,671)
Total real estate properties, net	2,618,982	2,533,840	2,524,525	2,573,776	2,557,608
Cash and cash equivalents	4,102	8,497	8,431	10,417	3,519
Mortgage notes receivable	—	—	1,900	1,900	1,900
Assets held for sale and discontinued operations, net	724	6,380	14,192	14,164	9,146
Other assets, net	192,918	192,969	191,524	188,198	185,337
Total assets	$2,816,726	$2,741,686	$2,740,572	$2,788,455	$2,757,510

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Notes and bonds payable	$1,431,494	$1,381,285	$1,388,797	$1,444,555	$1,403,692
Accounts payable and accrued liabilities	75,489	65,839	57,143	50,144	70,240
Liabilities of discontinued operations	33	216	168	102	372
Other liabilities	66,963	65,648	66,035	64,469	62,152
Total liabilities	1,573,979	1,512,988	1,512,143	1,559,270	1,536,456
Commitments and contingencies
Stockholders' equity:
Preferred stock, $.01 par value; 50,000 shares authorized; none issued and outstanding	—	—	—	—	—
Common stock, $.01 par value; 150,000 shares authorized	1,015	1,005	1,004	1,001	988
Additional paid-in capital	2,461,376	2,435,849	2,432,979	2,423,121	2,389,830
Accumulated other comprehensive income (loss)	(1,569)	(1,611)	(1,653)	(3,242)	(2,519)
Cumulative net income attributable to common stockholders	909,685	891,027	863,547	845,631	840,249
Cumulative dividends	(2,127,760)	(2,097,572)	(2,067,448)	(2,037,326)	(2,007,494)
Total stockholders' equity	1,242,747	1,228,698	1,228,429	1,229,185	1,221,054
Total liabilities and stockholders' equity	$2,816,726	$2,741,686	$2,740,572	$2,788,455	$2,757,510

OTHER INFORMATION
Capital additions:
Revenue enhancing	$1,803	$1,963	$3,188	$781	$1,361
Routine and non-revenue enhancing	2,393	1,543	3,580	1,469	2,635
2nd generation tenant improvements	4,281	3,637	2,496	2,992	5,956
1st generation tenant improvements	3,208	3,959	1,150	3,463	4,475
Leasing commissions paid	1,856	1,050	1,251	3,347	2,025
(1) The balance sheet information is presented as of the last day of the quarter indicated.

HEALTHCARE REALTY I 7	4Q I 2015 SUPPLEMENTAL INFORMATION

Debt Metrics
(dollars in thousands)

SUMMARY OF INDEBTEDNESS
	Q4 2015 Interest Expense	Balance as of 12/31/2015	Weighted Months to Maturity	Effective Interest Rate
Senior Notes due 2021, net of discount	$5,827	$398,168	61	5.86%
Senior Notes due 2023, net of discount	2,390	248,435	88	3.85%
Senior Notes due 2025, net of discount (1)	2,468	249,804	112	3.97%
Total Senior Notes Outstanding	$10,685	$896,407	82	4.77%
Unsecured credit facility due 2017	676	206,000	16	1.58%
Unsecured term loan facility due 2019	721	200,000	38	1.63%
Mortgage notes payable, net	1,829	129,087	68	5.24%
Total Outstanding Notes and Bonds Payable	$13,911	$1,431,494	65	3.92%
Interest cost capitalization	(126)
Deferred financing costs	742
Unsecured credit facility fee	358
Total Quarterly Consolidated Interest Expense	$14,885

(1) The effective interest rate includes the impact of the $1.7 million settlement of a forward-starting interest rate swap that is included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.

SELECTED FINANCIAL DEBT COVENANTS (2)
	Calculation	Requirement	Trailing Twelve Months Ended 12/31/2015
Revolving Credit Facility and Term Loan
Leverage Ratio	Total Debt / Total Capital	Not greater than 60%	41.8%
Secured Leverage Ratio	Total Secured Debt / Total Capital	Not greater than 30%	3.7%
Unencumbered Leverage Ratio	Unsecured Debt / Unsecured Real Estate	Not greater than 60%	42.6%
Fixed Charge Coverage Ratio	EBITDA / Fixed Charges	Not less than 1.65x	3.2x
Unsecured Coverage Ratio	Unsecured EBITDA / Unsecured Interest	Not less than 1.75x	3.5x
Excess Tangible Net Worth	Tangible Net Worth - Required Base	Greater than $0	$862,832
Construction and Development	CIP / Total Assets	Not greater than 15%	0.7%
Asset Investments	Mortgages & Unimproved Land / Total Assets	Not greater than 20%	0.6%

Senior Notes
Incurrence of Total Debt	Total Debt / Total Assets	Not greater than 60%	40.2%
Incurrence of Debt Secured by Any Lien	Secured Debt / Total Assets	Not greater than 40%	3.6%
Maintenance of Total Unsecured Assets	Unencumbered Assets / Unsecured Debt	Not less than 150%	249.4%
Debt Service Coverage	EBITDA / Interest Expense	Not less than 1.5x	3.5x

Other
Debt to EBITDA	Total Debt / EBITDA	Not required	6.4x
Debt to Enterprise Value (3)	Total Debt / Enterprise Value	Not required	32.7%

(2) Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements.
(3) Based on the closing price of $29.04 on January 29, 2016 and 102,209,816 shares outstanding.

HEALTHCARE REALTY I 8	4Q I 2015 SUPPLEMENTAL INFORMATION

Investment Activity
(dollars in thousands)

2015 ACQUISITION ACTIVITY

Location	Property Type	Campus Location	Health System Affiliation	Closing	Purchase Price of Acquisition	Square Feet	Aggregate Leased %
San Jose, CA	MOB	Adj	Kaiser/Washington	1/15/2015	$39,250	110,679	97%
Seattle, WA	MOB	On	CHI	6/26/2015	14,000	35,558	93%
Seattle, WA	MOB	On	Providence	9/1/2015	28,000	52,813	100%
Denver, CO	MOB	Off	N/A	9/14/2015	6,500	47,508	73%
Tacoma, WA	MOB	Adj	MultiCare	10/23/2015	8,846	33,169	100%
Oakland, CA	MOB	On	Sutter Health	11/3/2015	47,000	99,942	97%
Seattle, WA	MOB	On	UW Medicine	11/18/2015	27,580	60,437	100%
Minneapolis, MN	MOB	On	Allina Health	12/18/2015	16,040	64,143	92%
Total					$187,216	504,249	95%

HISTORICAL INVESTMENT ACTIVITY
	Acquisitions (1)	Mortgage Funding	Construction Mortgage Funding	Re/Development Funding	Total Investments	Dispositions
2011	$150,312	$40,000	$61,931	$79,375	$331,618	$22,700
2012	94,951	—	78,297	5,608	178,856	91,384
2013	216,956	—	58,731	—	275,687	101,910
2014	85,077	1,900	1,244	4,384	92,605	34,840
2015	187,216	—	—	27,859	215,075	157,975
Total	$734,512	$41,900	$200,203	$117,226	$1,093,841	$408,809
% of Total	67.1%	3.8%	18.3%	10.8%	100%

RE/DEVELOPMENT ACTIVITY
Location	Type (2)	Campus Location	Square Feet	Budget	Amount Funded Q4 2015	Total Amount Funded Through 12/31/2015	Estimated Remaining Fundings	Aggregate Leased %	Estimated Completion Date
Construction activity
Birmingham, AL (3)	Redev	Off	138,000	$15,400	$761	$6,880	$8,520	100%	Q4 2015 (3)
Austin, TX	Dev	Adj	12,900	5,575	1,552	3,316	2,259	62%	Q2 2016
Nashville, TN (4)	Redev	On	294,000	51,800	6,859	21,818	29,982	83%	Q1 2017
Denver, CO	Dev	On	98,000	26,500	150	229	26,271	35%	Q2 2017
Total construction activity			542,900	$99,275	$9,322	$32,243	$67,032	78%

(1)	Net of mortgage notes receivable payoffs upon acquisition.

(2)	Redev - Redevelopment; Dev - Development

(3)
Includes $5.9 million for the addition of a 400-space parking garage which was completed in November 2015 and $9.5 million in tenant improvement allowances and commissions, a portion of which has not been completed.

(4)
Includes $15.2 million for the addition of 70,000 rentable square feet, $18.9 million for a 907-space parking garage and associated land and $17.7 million for existing building upgrades and tenant improvement allowances associated with newly executed leases.

HEALTHCARE REALTY I 9	4Q I 2015 SUPPLEMENTAL INFORMATION

Portfolio by Market and Building Size
(dollars in thousands)

BY MARKET
		SQUARE FEET
		MOB/OUTPATIENT (89.4%)		INPATIENT (7.1%)		OTHER (3.5%)
	Investment(1)	Multi-tenant	Single-tenant Net Lease	Rehab	Surgical	Other	Total	% of Total
Dallas - Fort Worth, TX	$476,245	2,149,939		42,627	156,245		2,348,811	16.5%
Charlotte, NC	166,948	820,457					820,457	5.7%
Nashville, TN	103,448	762,708					762,708	5.3%
Seattle - Bellevue, WA	273,384	635,918	67,510				703,428	4.9%
Houston, TX	128,139	591,027					591,027	4.1%
Los Angeles, CA	137,120	488,371		63,000			551,371	3.9%
Richmond, VA	146,600	548,801					548,801	3.8%
Des Moines, IA	133,725	233,413	146,542			152,655	532,610	3.7%
San Antonio, TX	102,660	483,811		39,786			523,597	3.7%
Memphis, TN	91,030	515,876					515,876	3.6%
Roanoke, VA	48,741		334,454			126,427	460,881	3.2%
Austin, TX	125,169	351,725		66,095			417,820	2.9%
Indianapolis, IN	76,878	382,695					382,695	2.7%
Denver, CO	109,456	346,335		34,068			380,403	2.7%
Honolulu, HI	135,471	298,427					298,427	2.1%
Oklahoma City, OK	109,038	68,860	200,000				268,860	1.9%
Chicago, IL	57,065	243,491					243,491	1.7%
Miami, FL	52,070	241,980					241,980	1.7%
Colorado Springs, CO	50,315	241,224					241,224	1.7%
Phoenix, AZ	64,398	179,963		51,903			231,866	1.7%
Detroit, MI	24,676	199,749				11,308	211,057	1.5%
San Francisco, CA	84,830	210,621					210,621	1.5%
South Bend, IN	43,742	205,573					205,573	1.4%
Springfield, MO	111,293				186,000		186,000	1.3%
Washington, DC	31,346	182,836					182,836	1.3%
Other (31 markets)	455,155	1,324,132	296,623	373,722		214,864	2,209,341	15.5%
Total	$3,338,942	11,707,932	1,045,129	671,201	342,245	505,254	14,271,761	100.0%
Number of Properties		162	14	11	2	9	198
Percent of Square Feet		82.1%	7.3%	4.7%	2.4%	3.5%	100.0%
Investment (1)		$2,619,284	$243,898	$191,815	$208,725	$75,220	$3,338,942
% of Investment		78.4%	7.3%	5.7%	6.3%	2.3%	100.0%

BY BUILDING SQUARE FEET
Size Range by Square Feet	% of Total	Total Square Footage	Average Square Feet	Number of Properties
>100,000	43.7%	6,235,128	145,003	43
<100,000 and >75,000	23.4%	3,341,479	85,679	39
<75,000 and >50,000	17.7%	2,521,052	63,026	40
<50,000	15.2%	2,174,102	28,607	76
Total	100.0%	14,271,761	72,080	198

(1)	Excludes gross assets held for sale, land held for development, construction in progress and corporate property.

HEALTHCARE REALTY I 10	4Q I 2015 SUPPLEMENTAL INFORMATION

Square Feet by Provider, Rank and Location (1)

BY PROVIDER
			ASSOCIATED			LEASED
Top Providers	Health System Rank (2)	Credit Rating	Buildings (3)	SF (3)	% of Total SF(4)	SF	% of Total SF
Baylor Scott & White Health	20	AA-/Aa3	26	2,366,944	16.6%	1,151,952	8.1%
Ascension Health	3	AA/Aa2	16	1,167,438	8.2%	308,180	2.2%
Catholic Health Initiatives	7	A/A2	14	997,574	7.0%	552,897	3.9%
HCA	2	BB/B1	14	867,546	6.1%	462,957	3.2%
Carolinas HealthCare System	26	--/Aa3	16	765,116	5.4%	592,753	4.2%
Tenet Healthcare Corporation	11	B/B1	10	701,054	4.9%	184,887	1.3%
Bon Secours Health System	48	A-/A2	7	548,801	3.8%	267,836	1.9%
Baptist Memorial Health Care	93	A-/--	7	515,876	3.6%	105,419	0.7%
HealthSouth	86	BB-/Ba3	6	412,989	2.9%	412,989	2.9%
Mercy (St. Louis)	28	AA-/Aa3	2	386,000	2.7%	386,000	2.7%
Indiana University Health	22	AA-/Aa3	3	382,695	2.7%	246,528	1.7%
University of Colorado Health	78	AA-/Aa3	5	345,240	2.4%	131,562	0.9%
Hawaii Pacific Health	161	A/A2	3	298,427	2.1%	59,802	0.4%
Trinity Health	13	AA-/Aa3	2	278,904	2.0%	137,053	1.0%
Providence Health & Services	6	AA-/Aa3	4	255,542	1.8%	127,287	0.9%
Medstar Health	32	A-/A2	3	241,739	1.7%	124,643	0.9%
Advocate Health Care	24	AA/Aa2	2	238,391	1.7%	75,224	0.5%
Memorial Hermann	44	A+/A1	4	206,090	1.4%	82,686	0.6%
Community Health Systems	5	B+/B1	4	201,574	1.4%	73,402	0.5%
Other Credit Rated			19	1,472,229	10.3%	694,666	4.9%
Total - Credit Rated			167	12,650,169	88.7%
Total			198	14,271,761	100.0%

BY RANK (% of total SF)
	MSA		HEALTH SYSTEM (2)(3)
Rank	MOB / Outpatient	Total	MOB / Outpatient	Total
Top 25	57%	54%	58%	54%
Top 50	83%	78%	75%	70%
Top 75	86%	81%	76%	71%
Top 100	91%	87%	84%	82%

MEDICAL OFFICE BUILDINGS BY LOCATION
				2015		2014
	Q4 (5)	Q3	Q2	Q1	Q4	Q3
On campus / adjacent	80%	80%	80%	80%	81%	79%
Off campus	20%	20%	20%	20%	19%	21%
	100%	100%	100%	100%	100%	100%

(1)	Excludes mortgage notes receivable, construction in progress and assets classified as held for sale.

(2)	Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database. The database includes nearly 500 of approximately 1,500 health systems in the United States.

(3)	Associated buildings and square footage refers to on-campus, adjacent or off-campus/affiliated properties associated with these healthcare providers.

(4)	Based on square footage, 88.7% of HR's portfolio is associated with a credit-rated healthcare provider and 71.7% is associated with an investment-grade rated healthcare provider.

(5)	Approximately 67% are on-campus, 13% are adjacent to a hospital campus, and 9% are located off-campus but are anchored by a hospital system.

HEALTHCARE REALTY I 11	4Q I 2015 SUPPLEMENTAL INFORMATION

Lease Maturity and Tenant Size (1)
(dollars in thousands)

LEASE MATURITY SCHEDULE
	MULTI-TENANT			SINGLE-TENANT NET LEASE			TOTAL
	Number of Leases	Square Feet	% of Square Feet	Number of Leases	Square Feet	% of Square Feet	Number of Leases	Square Feet	% of Total Square Feet
2016	549	1,833,543	18.5%	2	69,749	3.1%	551	1,903,292	15.6%
2017	340	1,471,485	14.8%	5	334,454	14.6%	345	1,805,939	14.8%
2018	314	1,502,927	15.2%	—	—	—%	314	1,502,927	12.3%
2019	281	1,294,954	13.1%	9	371,805	16.3%	290	1,666,759	13.7%
2020	204	1,090,981	11.0%	1	83,318	3.6%	205	1,174,299	9.6%
2021	86	480,245	4.9%	2	143,868	6.3%	88	624,113	5.1%
2022	87	608,710	6.1%	2	137,016	6.0%	89	745,726	6.1%
2023	92	703,319	7.1%	1	75,000	3.3%	93	778,319	6.4%
2024	53	395,790	4.0%	1	51,903	2.3%	54	447,693	3.7%
2025	37	371,368	3.7%	2	91,561	4.0%	39	462,929	3.8%
Thereafter	13	156,211	1.6%	9	926,073	40.5%	22	1,082,284	8.9%

AVERAGE TENANT SIZE
	NUMBER OF LEASES
Square Footage	Multi-Tenant Properties (2)	Single-Tenant Net Lease Properties
0 - 2,500	982	—
2,501 - 5,000	572	—
5,001 - 7,500	184	1
7,501 - 10,000	104	1
10,001 +	214	32
Total Leases	2,056	34

(1)	Excludes mortgage notes receivable, land held for development, construction in progress, corporate property and assets classified as held for sale.

(2)	The average lease size in the multi-tenant properties is 4,820 square feet.

HEALTHCARE REALTY I 12	4Q I 2015 SUPPLEMENTAL INFORMATION

Occupancy Information (1)
(dollars in thousands)

OCCUPANCY
						2015	2014
	Investment at 12/31/2015	Square Feet at 12/31/2015	Q4	Q3	Q2	Q1	Q4
Multi-Tenant
Same store properties (2)	$2,212,984	10,028,941	87.6%	87.4%	87.4%	86.8%	87.1%
Acquisitions	306,775	977,703	89.7%	89.9%	90.7%	90.5%	90.3%
Reposition	149,976	980,370	56.7%	51.4%	50.7%	50.7%	53.6%
Total	$2,669,735	11,987,014	85.3%	84.2%	84.2%	83.8%	83.7%

Single-Tenant Net lease
Same store properties (2)	$578,030	2,084,747	100.0%	100.0%	100.0%	100.0%	100.0%
Acquisitions	91,177	200,000	100.0%	100.0%	100.0%	100.0%	100.0%
Total	$669,207	2,284,747	100.0%	100.0%	100.0%	100.0%	100.0%

Total
Same store properties (2)	$2,791,014	12,113,688	89.8%	89.6%	89.5%	89.1%	89.3%
Acquisitions	397,952	1,177,703	91.4%	91.7%	93.0%	93.1%	93.1%
Reposition	149,976	980,370	56.7%	51.4%	50.7%	50.7%	53.6%
Total	$3,338,942	14,271,761	87.6%	86.8%	86.7%	86.6%	86.4%

# of Properties
Same store properties (2)			166	160	159	162	160
Acquisitions			16	17	18	18	18
Reposition			16	18	19	18	20
Total			198	195	196	198	198

(1)	Excludes mortgage notes receivable, land held for development, construction in progress, corporate property and assets classified as held for sale.

(2)	Historical percentages are adjusted to include development conversions that are now included in the same store properties.

HEALTHCARE REALTY I 13	4Q I 2015 SUPPLEMENTAL INFORMATION

Same Store Properties
(dollars in thousands)

QUARTERLY (1)(2)
	Q4 2015	Q3 2015	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Q1 2014
Multi-tenant
Revenues	$70,224	$68,953	$68,115	$67,507	$66,974	$66,408	$66,058	$65,342
Expenses	31,768	30,311	29,105	29,485	29,192	30,177	29,766	29,378
NOI	$38,456	$38,642	$39,010	$38,022	$37,782	$36,231	$36,292	$35,964
Occupancy	87.6%	87.1%	87.5%	87.1%	87.2%	87.1%	86.3%	86.0%
Number of properties	133	133	133	133	133	133	133	133

Single-tenant net lease
Revenues	$14,723	$14,656	$14,561	$14,610	$14,407	$14,131	$13,803	$13,756
Expenses	479	417	395	393	431	360	557	513
NOI	$14,244	$14,239	$14,166	$14,217	$13,976	$13,771	$13,246	$13,243
Occupancy	100.0%	100.0%	100.0%	100.0%	98.3%	98.3%	98.3%	98.3%
Number of properties	33	33	33	33	33	33	33	33

Total
Revenues	$84,947	$83,609	$82,676	$82,117	$81,381	$80,539	$79,861	$79,098
Expenses	32,247	30,728	29,500	29,878	29,623	30,537	30,323	29,891
Same Store NOI	$52,700	$52,881	$53,176	$52,239	$51,758	$50,002	$49,538	$49,207
Occupancy	89.8%	89.3%	89.6%	89.3%	89.1%	89.0%	88.4%	88.1%
Number of properties	166	166	166	166	166	166	166	166
% NOI year-over-year growth	1.8%	5.8%	7.3%	6.2%

TRAILING TWELVE MONTHS (1) (2)
	Twelve Months Ended December 31,
	2015	2014	% Change
Multi-tenant
Revenues	$274,799	$264,782	3.8%
Expenses	$120,669	$118,513	1.8%
NOI	$154,130	$146,269	5.4%
Revenue per average occupied square foot	$31.38	$30.53	2.8%
Average occupancy	87.3%	86.5%
Number of properties	133	133

Single-tenant net lease
Revenues	$58,550	$56,097	4.4%
Expenses	$1,684	$1,861	(9.5)%
NOI	$56,866	$54,236	4.8%
Revenue per average occupied square foot	$28.18	$27.39	2.9%
Average occupancy	99.7%	98.3%
Number of properties	33	33

Total
Revenues	$333,349	$320,879	3.9%
Expenses	$122,353	$120,374	1.6%
Same Store NOI	$210,996	$200,505	5.2%
Revenue per average occupied square foot	$30.77	$29.93	2.8%
Average occupancy	89.4%	88.5%
Number of Properties	166	166

(1)
Excludes recently acquired or disposed properties, mortgage notes receivable, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

(2)	Properties previously disclosed as development conversion are now included in the same store properties.

HEALTHCARE REALTY I 14	4Q I 2015 SUPPLEMENTAL INFORMATION

Reconciliation of NOI
(dollars in thousands)

QUARTERLY
	Q4 2015	Q3 2015	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Q1 2014
Rental income (a)	$97,466	$95,383	$95,450	$95,034	$93,648	$92,095	$89,279	$86,502
Property lease guaranty revenue (b)	851	999	937	1,102	1,029	1,100	1,160	1,141
Exclude straight-line rent revenue	(1,929)	(2,309)	(2,475)	(2,832)	(3,122)	(3,046)	(2,504)	(2,297)
Revenue	96,388	94,073	93,912	93,304	91,555	90,149	87,935	85,346
Property operating expense	(36,758)	(35,247)	(33,927)	(34,263)	(33,386)	(34,204)	(33,635)	(32,831)
NOI	$59,630	$58,826	$59,985	$59,041	$58,169	$55,945	$54,300	$52,515
Less:
Acquisitions	(6,038)	(4,976)	(4,535)	(4,433)	(3,542)	(3,053)	(1,719)	(40)
Reposition	(983)	(861)	(768)	(812)	(1,287)	(1,141)	(1,286)	(1,467)
Dispositions / other	91	(108)	(1,506)	(1,557)	(1,582)	(1,749)	(1,757)	(1,801)
Same store NOI	$52,700	$52,881	$53,176	$52,239	$51,758	$50,002	$49,538	$49,207

(a) Rental income reconciliation:
Property operating	$79,466	$76,960	$75,470	$74,654	$73,153	$71,847	$71,029	$69,274
Single-tenant net lease	16,071	16,114	17,505	17,548	17,373	17,202	15,746	14,931
Straight-line rent	1,929	2,309	2,475	2,832	3,122	3,046	2,504	2,297
Total consolidated rental income	$97,466	$95,383	$95,450	$95,034	$93,648	$92,095	$89,279	$86,502

(b) Other operating income reconciliation:
Property lease guaranty revenue	$851	$999	$937	$1,102	$1,029	$1,100	$1,160	$1,141
Interest income	123	144	156	157	163	246	130	192
Other	142	170	134	132	128	128	133	115
Total consolidated other operating income	$1,116	$1,313	$1,227	$1,391	$1,320	$1,474	$1,423	$1,448

TRAILING TWELVE MONTHS
	Twelve Months Ended December 31,
	2015	2014
NOI	$237,483	$220,929
Less:
Acquisitions	(19,982)	(8,354)
Reposition	(3,424)	(5,181)
Dispositions / other	(3,081)	(6,889)
Same store NOI	$210,996	$200,505

HEALTHCARE REALTY I 15	4Q I 2015 SUPPLEMENTAL INFORMATION

Same Store Leasing Statistics (1)

				2015	2014
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Contractual increases for in-place leases ("annual bumps")
Multi-tenant properties	3.0%	2.9%	3.1%	3.0%	2.9%	3.0%	3.0%	2.9%
Single-tenant net lease properties	1.6%	2.6%	2.2%	0.7%	6.9%	3.5%	2.1%	1.7%
Cash leasing spreads for renewals, multi-tenant properties	3.7%	2.1%	5.0%	3.6%	4.0%	1.4%	2.5%	2.0%
Tenant retention rate, multi-tenant properties	91.2%	82.4%	87.3%	83.1%	88.6%	85.9%	89.7%	77.4%

As of 12/31/2015
Multi-Tenant Contractual Rental Rate Increases by Type
Annual increase	84.4%
Non-annual increase	7.3%
No increase (term < 1 year)	4.9%
No increase (term > 1 year)	3.4%

Tenant Type
Multi-Tenant properties
Hospital	45.8%
Physician and other	54.2%
Single-Tenant net lease properties
Hospital	82.5%
Other	17.5%

Lease Structure, multi-tenant only
Gross	16.6%
Modified gross	31.1%
Net	52.3%

Ownership Type
Ground lease	55.5%
Fee simple	44.5%

(1)	Excludes mortgage notes receivable, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

HEALTHCARE REALTY I 16	4Q I 2015 SUPPLEMENTAL INFORMATION

Components of Net Asset Value
(dollars in thousands)

Asset Type	Q4 2015 Same Store NOI(1)	Q4 2015 Acquisitions NOI	Q4 2015 Reposition NOI(2)	Timing Adjustments(3)	Q4 2015 Adjusted NOI	Annualized Adjusted NOI	% of Adjusted NOI
MOB / Outpatient	$42,492	$5,210	$991	$2,482	$51,175	$204,700	82.2%
Inpatient rehab	4,801	—	—	—	4,801	19,204	7.7%
Inpatient surgical	4,442	—	—	—	4,442	17,768	7.1%
Other	965	829	64	—	1,858	7,432	3.0%
Total NOI	$52,700	$6,039	$1,055	$2,482	$62,276	$249,104	100.0%

TOTAL SHARES OUTSTANDING (AS OF JANUARY 29, 2016) 102,209,816

DEVELOPMENT PROPERTIES
Land held for development	$17,452
Construction in progress	19,024
Subtotal	$36,476

OTHER ASSETS
Assets held for sale(4)	$702
Reposition properties (net book value)(2)	8,721
Cash and other assets(5)	85,043
Subtotal	$94,466

DEBT
Unsecured credit facility	$206,000
Unsecured term loan	200,000
Senior notes	896,407
Mortgage notes payable	129,087
Other liabilities(6)	105,999
Subtotal	$1,537,493

(1)	See Same Store Properties schedule on page 14 for details on same store NOI.

(2)
Reposition properties includes 16 properties, which comprise 980,370 square feet. The NOI table above includes 10 of these properties comprising 773,111 square feet that have generated positive NOI totaling approximately $1.1 million. The remaining 6 properties, comprising 207,259 square feet, have generated an NOI loss of approximately $0.1 million and are reflected at a net book value of $8.7 million in the table above.

(3)
Same store NOI is adjusted to reflect quarterly NOI from properties acquired during the prior five quarters and development conversions adjustments represent an estimated full annual stabilization rate of $27.5 million.

(4)	Assets held for sale includes one real estate property that is excluded from same store NOI and reflect net book value or the contractual purchase price, if applicable.

(5)
Includes cash of $4.1 million and other assets of $80.9 million that are expected to generate future cash or NOI and assets that are currently causing non-cash reductions to NOI. Other assets include prepaid assets of $63.6 million and above-market intangible assets (net) of $17.3 million.

(6)
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $75.5 million, pension plan liability of $19.6 million, security deposits of $6.6 million, market-rate lease intangibles of $3.9 million, and deferred operating expense reimbursements of $0.4 million. Also, excludes deferred revenue of $36.4 million.

HEALTHCARE REALTY I 17	4Q I 2015 SUPPLEMENTAL INFORMATION

Components of Expected 2016 FFO
(dollars in thousands, except per square foot data)

SAME STORE QUARTERLY RANGE OF EXPECTATIONS
	Low	High
Occupancy
Multi-Tenant	87.5%	89.5%
Single-Tenant Net Lease	100.0%	100.0%

TTM Revenue per Occupied Square Foot (1)
Multi-Tenant	$31.00	$33.00
Single-Tenant Net Lease	$28.00	$29.00

Multi-Tenant TTM NOI Margin (1)	56.0%	58.0%

Multi-Tenant Contractual Rent Increases by Type (% of SF)
Annual Increase	80.0%	90.0%
Non-annual Increase	7.0%	9.0%
No Increase (term < 1 year)	4.0%	6.0%
No Increase (term > 1 year)	3.0%	5.0%

Contractual increases for in-place leases ("annual bumps")
Multi-Tenant	2.8%	3.0%
Single-Tenant Net Lease	1.0%	3.0%

Multi-Tenant Cash Leasing Spreads	2.5%	6.0%

Multi-Tenant Lease Retention Rate	75.0%	90.0%

TTM NOI Growth (1)
Multi-Tenant (2)	4.5%	6.5%
Single-Tenant Net Lease	1.0%	3.0%

ANNUAL RANGE OF EXPECTATIONS
	Low	High

Normalized G&A (3)	$28,500	$31,500

Funding Activity
Acquisitions	$125,000	$175,000
Dispositions	(50,000)	(100,000)
Development	15,000	25,000
Redevelopment/Reposition	28,000	33,000
Capital Additions
Revenue enhancing	6,000	10,000
Routine and non-revenue enhancing	8,000	12,000
1st Generation Tenant Improvements	10,000	15,000
2nd Generation Tenant Improvements	12,000	18,000
Leasing commissions	4,000	8,000

Cash Yield
Acquisitions	5.50%	6.25%
Dispositions	6.00%	7.00%
Development (stabilized)	6.75%	8.00%
Redevelopment (stabilized)	7.50%	8.50%

Leverage (Debt/Cap)	40.0%	45.0%

(1)	TTM = Trailing Twelve Months

(2)	Long-term same store NOI Growth, excluding changes in occupancy, is expected to range between 2% and 4%.

(3)	Normalized G&A excludes acquisition expenses and includes amortization of non-cash share-based compensation awards of $7.4 million inclusive of $2.4 million related to 2015 performance awards.

HEALTHCARE REALTY I 18	4Q I 2015 SUPPLEMENTAL INFORMATION